                                                                   Exhibit 10.22


                              NEUBERGER BERMAN INC.
                          EMPLOYEE STOCK PURCHASE PLAN
            (AMENDED AND RESTATED, EFFECTIVE AS OF SEPTEMBER 1, 2000)

     1. PURPOSE. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. DEFINITIONS.

          (a) "BOARD" shall mean the Board of Directors of the Company.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean the Executive Committee of the Board or its designees, or such other committee as may be appointed by the Board, which shall be the administrative committee for the Plan.

          (d) "COMMON STOCK" shall mean the Common Stock of the Company, $0.01 par value per share.

          (e) "COMPANY" shall mean Neuberger Berman Inc., a Delaware corporation.

          (f) "COMPENSATION" shall mean all wages, salary, overtime, bonuses, and commissions.

          (g) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board, from time to time in its sole discretion as eligible to participate in the Plan, as set forth on Schedule A attached hereto.

          (h) "EMPLOYEE" shall mean any individual who is an employee of the Company or a Designated Subsidiary for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and who has been employed by the Company or any Designated Subsidiary for a period of at least one Year of Service. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (i) "ENROLLMENT DATE" shall mean the first Trading Day of each Offering Period.

          (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "EXERCISE DATE" shall mean the last Trading Day of each Offering Period.

          (l) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) if the Common Stock is listed on a national securities exchange, the average of the high and low sales prices of the Common Stock on the primary exchange with which the Common Stock is listed and traded on the determination date;

               (2) if the Common Stock is not listed on any national securities exchange but is quoted in the NASDAQ National Market System, average of the high and low sales prices of the Common on the determination date; or

               (3) if the Common Stock is not listed on a national securities exchange nor quoted in the NASDAQ National Market System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

          (m) "OFFERING PERIOD" shall mean, subject to the second sentence of
Section 4 hereof, each fiscal quarter commencing on the first Trading Day on or after January 1, April 1, July 1, and October 1 and ending on or prior to the last calendar day of each such quarter; PROVIDED, HOWEVER that, unless otherwise determined by the Committee, the first Offering Period shall commence on October 1, 2000 and shall end on December 31, 2000.

          (n) "PARENT" shall mean a corporation which is a "parent corporation" of the Company within the meaning of section 424(e) of the Code.

          (o) "PLAN" shall mean this Neuberger Berman Inc. Employee Stock Purchase Plan.

          (p) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Exercise Date.

          (q) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (r) "Restricted Period" shall mean the one year period after purchase that the shares of Common Stock purchased hereunder shall be nontransferable and held by the Company as set forth in 9 hereof.

          (s) "RETIREMENT" shall mean termination of employment with the Company or any Designated Subsidiary by an Employee on or after the date such Employee reaches age 55 with 15 Years of Service, unless otherwise determined by the Committee.

          (t) "RULE 16B-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor provision.

          (u) "SUBSIDIARY" shall mean a corporation which is a "subsidiary corporation" of the Company within the meaning of section 424(f) of the Code.

          (v) "TRADING DAY" shall mean a day on which national stock exchanges and NASDAQ are open for trading.

          (w) "YEAR OF SERVICE" shall mean each complete twelve (12) consecutive month period of employment commencing with an Employee's date of hire by the Company or a Designated Subsidiary and each anniversary thereof.

     3. ELIGIBILITY.

          (a) Each person who is an Employee, on a given Enrollment Date, shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee would own Common Stock (together with stock owned by any other person or entity that would be attributed to such Employee pursuant to section 424(d) of the Code) of the Company (including, for this purpose, all shares of stock subject to any outstanding options to purchase such stock, whether or not currently exercisable and irrespective of whether such options are subject to the favorable tax treatment of section 421(a) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (within the meaning of section 423 of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined at the Fair Market Value of the Common Stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. The limitation described in clause (ii) of the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods continuing from the first Offering Period until terminated in accordance with Section 19 hereof. The Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least twenty (20) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. PARTICIPATION.

          (a) An Employee may become a participant in the Plan for an Offering Period by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Committee no earlier than the first day and no later than the 21st day of the month immediately prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Committee for all Employees with respect to a given Offering Period.

          (b) Payroll deductions for a participant shall commence on the first payroll date on or following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount (expressed as a whole number percentage) not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period; PROVIDED, HOWEVER, that the maximum number of shares and fractions thereof which may be purchased by any participant during any Offering Period is the number of shares and fractions thereof having an aggregate Purchase Price equal to (i) $10,000 minus (ii) the aggregate Purchase Price of all shares of Common Stock and fractions thereof previously purchased during such calendar year.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan with respect to any Offering Period only as provided in Section 10 hereof. Once an Offering Period has commenced, a participant may not increase or decrease the rate of his or her payroll deductions for that Offering Period, but may, during that Offering Period, increase or decrease the rate of his or her payroll deductions for the next succeeding Offering Period, by completing or filing with the Committee a new subscription agreement, no later than the 25th day of the month immediately prior to the end of that Offering Period, authorizing a change in payroll deduction rate. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
Section 10 hereof.

          (d) Notwithstanding the foregoing, a participant's payroll deductions may be decreased to 0% (i) at any time, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, and (ii) for each Offering Period, at such time during such Offering Period that the aggregate Purchase Price of the shares of Common Stock and fractions thereof previously purchased during the calendar year when added to the aggregate Purchase Price of the shares of Common Stock and fractions thereof to be purchased with respect to such then current Offering Period equals or would exceed $10,000 in such calendar year. Subject to the preceding sentence, payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the next succeeding Offering Period, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provisions for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock and fractions thereof determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; PROVIDED, however, that the maximum number of shares and fractions thereof which may be purchased by any participant during any Offering Period is the number of shares and fractions thereof having an aggregate Purchase Price equal to (i) $10,000 minus (ii) the aggregate Purchase Price of all shares of Common Stock and fractions thereof previously purchased during such calendar year, and PROVIDED, further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares and fractions thereof will be exercised automatically on the Exercise Date, and, subject to the limitations set forth in Sections 3(b), 7 and 12 hereof, the maximum number of full and fractional shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. During a participant's lifetime, a participant's option to purchase shares and fractions thereof hereunder is exercisable only by the participant.

     9. CREDITING OF SHARES AND DELIVERY OR SALE OF SHARES. As promptly as practicable after each Exercise Date on which a purchase of shares and fractions thereof occurs, the Company shall arrange for the full and fractional shares of Common Stock purchased for each participant to be issued in the name of each respective participant and held by the Company on behalf of such participant. The shares of Common Stock so purchased hereunder shall be held by the Company and shall be nontransferable for one year following the Exercise Date (the "Restricted Period"); provided, however, that such shares held by the Company may upon written notice to the Committee be used during the Restricted Period as consideration in payment of the exercise price for any stock options issued pursuant to the 1999 Neuberger Berman Inc. Stock Incentive Plan (the "Option Plan"), but only to the extent that such plan allows for payment of the exercise price for stock options using shares of Common Stock. For purposes of keeping track of disqualifying dispositions of the shares of Common Stock purchased hereunder, the Company shall continue to hold, for the benefit of the participants, such shares following the expiration of the Restricted Period until the second anniversary of the commencement of the respective fiscal quarter with respect to which such shares were purchased (the "Excess Holding Period"). During the Excess Holding Period, a participant may, upon written notice to the Committee, use the shares being so held for such participant to exercise stock options granted to such participant under the Option Plan in the same manner as described above or request that such shares or any number of them be sold into the open market. Within a reasonable period of time following such a request for a sale of the shares into the open market, the Company shall sell such number of shares into the open market and surrender the cash proceeds thereof to the respective participant. As soon as practicable following the expiration of the Excess Holding Period, the Company shall cause the shares of Common Stock held during the Restricted Period and Excess Holding Period, and not used to exercise stock options or sold into the open market, to be deposited or credited in the brokerage account of each such participant at Neuberger Berman, LLC so long as such Participant remains an employee of the Company. The shares and fractional shares shall be held in such brokerage account until such time as the participant, or his or her designated beneficiary or estate in the event of a participant's death, requests delivery of a stock certificate representing any full shares of Common Stock or requests that any shares be sold and the proceeds therefrom be distributed to such participant. Upon the request of a participant, or his or her designated beneficiary or estate in the event of a participant's death, any fractional shares of Common Stock will be distributed in cash in the form of a check having a value equal to the value of such fractional shares.

     10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the 16th day of the third month of an Offering Period by giving written notice to the Committee in the form of Exhibit B to this Plan; provided, however, that with respect to each Offering Period that ends on December 31st, a notice of withdrawal must be given on or prior to the 5th day of December. All of the participant's payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from the Plan during an Offering Period, he or she may not resume participation until the next Offering Period. He or she may resume participation for any other Offering Period by delivering to the Company a new subscription agreement no later than the 21st day of the month immediately prior to the Enrollment Date for such Offering Period.

          (b) Upon a participant's ceasing to be an Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be distributed to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 14 hereof, and such participant's option will be automatically terminated; PROVIDED, HOWEVER, that in the event a participant ceases to be an Employee by reason of his or her death, disability or Retirement, the participant or, in the case of death, the person or persons entitled thereto under Section 14 hereof, may choose not to withdraw from the Plan and allow the participant's option to be exercised on the next Exercise Date based upon the payroll deductions credited to the participant's account as of the date of termination. Any shares of Common Stock and fractions thereof held by the Company or in the brokerage account of such participant shall remain in such account until such participant or, in the case of his or her death, the person or persons designated under Section 14 hereof, request that a certificate representing the full shares be distributed and the fractional shares cashed-out or that such shares be sold and the proceeds from the sale distributed to the participant, or such other person.

          (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

     11. INTEREST.

          No interest or other increment shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

     12. STOCK.


          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. Such shares may be shares to be newly issued by the Company, shares acquired on the open market solely for the purpose of satisfying the exercise of options hereunder or treasury shares reacquired and held by the Company. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) No participant will have an interest or voting right in shares covered by his option until such option has been exercised. All full shares of Common Stock held by the Company or in a participant's brokerage account on behalf of a participant shall be voted by such participant. Dividends accruing on shares of Common Stock, if any, held by the Company or in a participant's brokerage account shall be paid to such participant in the normal course as if such participant held the shares. There shall be no voting or dividend rights with respect to fractional shares.

          (c) Shares of Common Stock and fractions thereof held by the Company until deposited into a participant's brokerage account under the Plan will be registered in the name of the participant.

     13. ADMINISTRATION.

          (a) ADMINISTRATIVE BODY. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. The Committee shall also have authority to develop, amend and terminate rules governing the operation of the Plan in conformity with the terms of the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (b) RULE 16B-3 LIMITATIONS. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

     14. DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive the rights to any shares of Common Stock and fractions thereof held by the Company or in the participant's brokerage account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to distribution of such shares to such participant. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan or who may elect to exercise the option in the event of the participant's death prior to an Exercise Date, as provided in Section 10 hereof.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the executor or administrator of the estate of the participant shall have all the rights to the cash, shares of Common Stock and fractions thereof and/or exercise of an option attributable to such participant or his or her brokerage account under the Plan.

     15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares or fractions thereof under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 10 hereof.

     16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be made available to participating Employees at least annually, within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares and fractions thereof purchased and held on behalf of the participant.

     18. Adjustments Upon Changes in Capitalization.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); PROVIDED, HOWEVER, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

            The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.   AMENDMENT OR TERMINATION.

          (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination may adversely affect options previously granted; provided, that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or the Committee) finds, in its sole discretion, advisable and consistent with the Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 19 hereof.

     23. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed within such state, without regard to the principles of conflicts of law thereof, except as such laws may be supplanted by the federal laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant New York law.





          IN WITNESS WHEREOF, this Plan has been adopted as of the 18th day of July 2000, and amended and restated, effective as of September 1, 2000.





                                          NEUBERGER BERMAN INC.



                                          By:  ------------------------

                                               Name:

                                               Title:

                                    EXHIBIT A

                              NEUBERGER BERMAN INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

____  Original Application                      Enrollment Date:________________

____  Change in Payroll Deduction Rate

____  Change of Beneficiary(ies)

1.    ________________________________________________________ hereby elects to participate in the Neuberger Berman Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% (a whole number not to exceed 10%) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock and fractions thereof at the applicable Purchase Price determined in accordance with the Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option on the Exercise Date.

4. A complete copy of the Stock Purchase Plan has been made available to me. I understand that my participation in the Stock Purchase Plan is in all respects subject to its terms.

5. Shares and fractions thereof purchased for me under the Stock Purchase Plan should be issued in the name of (Employee
      Only):_______________________________________

      _______________________________________________________________________
      I understand that shares and fractions thereof purchased by me under the Stock Purchase Plan will be held in an account for me by the Company or in an account maintained by a brokerage house designated by the Committee until I request delivery of such shares and cash-out of the fractional shares.

6. I understand that, under current Federal income tax law, if I dispose of any shares received by me pursuant to the Stock Purchase Plan within two years after the Enrollment Date (i.e., within two years after the first day of the Offering Period during which I purchased such shares), I will be treated for Federal income tax purposes as having made a disqualifying disposition, and as having received ordinary income at the time of such disposition in an amount equal to the excess of the Fair Market Value of the shares at the time such shares were delivered to me over the price which I paid for the shares. The remainder of the gain, if any, recognized on such disqualifying disposition will be taxed as capital gain. I hereby agree to notify the Company in writing within 30 days after the date of any disqualifying disposition of my shares and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon such disqualifying disposition. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or disqualifying disposition of Common Stock by me. ANY DISPOSITION OF SHARES ACQUIRED PURSUANT TO THE PLAN SHALL AT ALL TIMES BE SUBJECT TO ANY THEN CURRENT COMPANY POLICY ON SELLING SHARES OF THE COMPANY'S COMMON STOCK.

7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan and/or to exercise any then-existing option on the Exercise Date immediately following my death pursuant to the terms of the Stock Purchase Plan:

Name: (Please Print)

--------------------------------------------------------------------------------
(Last)                               (First)                            (Middle)


----------------------------------      ----------------------------------------
Relationship

                                        ----------------------------------------
                                        (Address)

Name: (Please Print)


--------------------------------------------------------------------------------
(Last)                               (First)                            (Middle)


----------------------------------      ----------------------------------------
Relationship

                                        ----------------------------------------
                                        (Address)

Employee's Social Security
Number:                                 ----------------------------------------

Employee's Address:                     ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:______________________            ________________________________________
                                                  Signature of Employee

                                   EXHIBIT B

                             NEUBERGER BERMAN INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

            The undersigned participant in the Neuberger Berman Inc. Employee Stock Purchase Plan (the "Plan") hereby notifies the Company that he or she hereby withdraws from the Plan. The undersigned understands that no payroll deductions will be made for the purchase of shares in the Offering Period that begins following the date hereof and for any succeeding Offering Periods and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement within the time period set forth in Section 5 of the Plan.

                                    Name and Address of Participant


                                    -----------------------------------

                                    -----------------------------------

                                    -----------------------------------

                                    Signature:

                                    -----------------------------------

                                    Date:------------------------------



                                       1